CHASE FUNDING LOAN ACQUISITION TRUST
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-C3

                           $312,637,500 (APPROXIMATE)
                               Subject to Revision

                   December 4, 2001 - Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET

                                DECEMBER 4, 2001


                      CHASE FUNDING LOAN ACQUISITION TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C3


                           $312,637,500 (APPROXIMATE)
                               SUBJECT TO REVISION


------------ ------------------- --------------------- ------------- ------------------- ----------------------- ----------------
                                        RATINGS                             BOND                                    EXPECTED
  CLASS          AMOUNT ($)          (MOODY'S/S&P)        WAL(1)            TYPE                 COUPON            MATURITY(1)
------------ ------------------- --------------------- ------------- ------------------- ----------------------- ----------------
    A           270,112,500             Aaa/AAA           2.60              SEQ           1M Libor + [ ](2),(3)       5/09
    M-1          18,112,500              Aa2/AA           4.99              MEZ           1M Libor + [ ](2),(3)       5/09
    M-2          13,387,500               A2/A            4.95              MEZ           1M Libor + [ ](2),(3)       5/09
    B            11,025,000             Baa2/BBB          4.70              SUB           1M Libor + [ ](2),(3)       5/09
------------ ------------------- --------------------- ------------- ------------------- ----------------------- ----------------

(1) The Certificates will be priced at 20% HEP with respect to the fixed rate Mortgage Loans and 27% CPR with respect to the adjustable rate Mortgage Loans. Assumes 10% call.

(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin on the Class A Certificates will increase to 2x the Class A margin, and the margins on the Class M-1, Class M-2 and Class B Certificates will increase to 1.5x their related margins.

(3)   Subject to the Available Funds Cap and the Maximum Rate Cap.

-----------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        2

TITLE OF CERTIFICATES:  Chase Funding Loan Acquisition Trust, Mortgage Loan
                        Asset-Backed Certificates, Series 2001-C3, consisting of the following classes:
                        Class A
                        Class M-1, Class M-2
                        Class B
                        (the "Certificates")

UNDERWRITERS:           J.P. Morgan Securities Inc., Countrywide
                        Securities Corporation,
                        Credit Suisse First Boston Corporation

DEPOSITOR:              Chase Funding, Inc.

SELLER:                 Chase Manhattan Mortgage Corporation

SERVICER:               Chase Manhattan Mortgage Corporation

TRUSTEE:                Citibank, N.A.

CUT-OFF DATE:           December 1, 2001

PRICING DATE:           On or about December 5, 2001

CLOSING DATE:           On or about December 18, 2001

DISTRIBUTION DATES:     Distribution of principal and interest on the
                        certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in January 2002.

ERISA CONSIDERATIONS:   The offered certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:       The offered certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS:             For federal income tax purposes, the Trust Fund
                        will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        3

OPTIONAL TERMINATION:   The Servicer has the option to exercise a call on the
                        Mortgage Loans when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property (up to the stated principal balance of the related Mortgage Loan), and
                        (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with the Mortgage Loans.

MORTGAGE LOANS:         The mortgage pool will consist of fixed rate and
                        adjustable rate mortgage loans ("Mortgage Loans"). The
                        Mortgage Loans are secured by first and second liens on real properties.

ADMINISTRATIVE FEES:    The Servicer and Trustee will be paid fees aggregating
                        approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        4

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                              CERTIFICATE STRUCTURE


CREDIT ENHANCEMENT:     1) Excess interest

                        2) Over-Collateralization

                        3) Subordination

EXCESS INTEREST:        Excess interest cashflows will be available as credit
                        enhancement.

OVER-COLLATERALIZATION: The over-collateralization ("O/C") provisions are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the Mortgage Loans, generally until the required O/C level is reached. Accelerated amortization is achieved by applying certain excess interest collected on the Mortgage Loans to the payment of principal on the senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the Mortgage Loans, an O/C amount equal to the excess of the aggregate unpaid principal balance of the Mortgage Loans over the principal balance of the Certificates is created. Excess interest will be directed to build O/C until the required O/C target has been reached. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level.

                        OVER-COLLATERALIZAITON:

                        Initial:      0.75% of original balance
                        Target:       0.75% of original balance
                        Stepdown:     1.50% of current balance
                        Floor:        0.50% of original balance

                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION(1):                         (Moody's/S&P)     (Subordination)
                                                            ---------------

                        Class A           (Aaa/AAA)           14.25%
                        Class M-1         (Aa2/AA)             8.50%
                        Class M-2         (A2/A)               4.25%
                        Class B           (Baa2/BBB)           0.75%


                 (PRELIMINARY AND SUBJECT TO REVISION)

CLASS SIZES(1):                           (Moody's/S&P)     (Class Sizes)
                                                            -------------
                        Class A           (Aaa/AAA)          85.75%
                        Class M-1         (Aa2/AA)            5.75%
                        Class M-2         (A2/A)              4.25%
                        Class B           (Baa2/BBB)          3.50%


                 (PRELIMINARY AND SUBJECT TO REVISION)



(1) The subordination and class size percentages include the initial over-collateralization level of 0.75%.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        5

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3


MORTGAGE LOANS:         Adjustable rate first lien and fixed rate first and
                        second lien, sub-prime Mortgage Loans

COLLATERAL BALANCE *:   $315,000,000

PREPAYMENT ASSUMPTION:  27% CPR with respect to the adjustable rate Mortgage
                        Loans and 20% HEP (2% - 20% CPR Ramp over 10 months) with respect to the fixed rate Mortgage Loans.

AVAILABLE FUNDS CAP:    The pass-through rate of the Certificates will be
                        subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Any interest shortfall due to the Available Funds Cap will be reimbursed and included in the carryforward amount.

MAXIMUM RATE CAP:       The pass-through rate of the Certificates will be
                        subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the adjustable rate Mortgage Loans or the weighted average mortgage rate on the fixed rate
                        Mortgage Loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:       Interest will initially accrue from the Closing Date to
                        (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
REIMBURSEMENT:          If on any Distribution Date the pass-through rate on the
                        Certificates is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Certificates had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Mortgage Loans and will be paid only on a subordinated basis. No such Certificate Carryover will be paid once the Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the 10% clean-up call for the Mortgage Loans is not
                        exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x the Class A margin, and (ii) the margins on the Class M-1, Class M-2 and Class B
                        Certificates will increase to 1.5x their related margins.

* The Stated Principal Balance of the Mortgage Pool as of the Cut-Off Date will exceed the aggregate initial Certificate balance by approximately $2,362,500, due to 0.75% of initial over-collateralization.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        6

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                                             CLASS                 CLASS                 CLASS                 CLASS
                                             A                     M-1                   M-2                   B
-------------------------------------------- --------------------- --------------------- --------------------- ---------------------
OFFER
SIZE ($)                                     270,112,500           18,112,500            13,387,500            11,025,000

EXPECTED RATINGS
MOODY'S                                      Aaa                   Aa2                   A2                    Baa2
S&P                                          AAA                   AA                    A                     BBB

COUPON                                       1M Libor + [ ](1),(2) 1M Libor + [ ](1),(3) 1M Libor + [ ](1),(3) 1M Libor + [ ](1),(3)

WEIGHTED AVERAGE LIFE TO CALL (YRS) (4)      2.60                  4.99                  4.95                  4.70

WEIGHTED AVERAGE LIFE TO MATURITY (YRS) (4)  2.84                  5.47                  5.32                  4.77

PAYMENT WINDOW                               1-89/89               39-89/51              38-89/52              37-89/53
TO CALL (MOS.) (4)

PAYMENT WINDOW                               1-199/199             39-154/116            38-135/98             37-109/73
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO CALL (4)                5/09                  5/09                  5/09                  5/09

EXPECTED MATURITY TO MATURITY (4)            7/18                  10/14                 3/13                  1/11

LAST SCHEDULED DISTRIBUTION DATE (5)         7/31                  7/31                  7/31                  7/31

(1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class A Certificates will increase to 2x the Class A margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins on the Class M-1, Class M-2 and Class B Certificates will increase to 1.5x their related margins.

(4) The Certificates will be priced at 20% HEP with respect to the fixed rate Mortgage Loans and 27% CPR with respect to the adjustable rate Mortgage Loans.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        7

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                               CASH FLOW PRIORITY

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Available interest funds, as follows: monthly interest, including any interest carryforward to the Class A Certificates, then monthly interest, including any interest carryforward to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B Certificates in a similar manner.

4. Available principal funds, as follows: (i) if the subordinate class principal distribution test is not met, all scheduled and unscheduled principal will be paid to the Class A Certificates; and (ii) if the subordinate class principal distribution is met, all Certificates will be entitled to receive monthly payments of principal in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates and fourth to the Class B Certificates.

5. Excess interest as follows: (i) if the subordinate class principal distribution test is not met, excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates; and (ii) if the subordinate class principal test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

6.    Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay any Certificate Carryover resulting from the imposition of the Available Funds Cap.

8. Any remaining amount is paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                        REQUIRED SUBORDINATION LEVELS*

                        Class A       28.50%
                        Class M-1     17.00%
                        Class M-2      8.50%
                        Class B        1.50%
                        * Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                        TEST IS MET IF:

                        i) The Distribution Date is on or after the January 2005 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to 2.50x the 60+ day delinquency percentage (including foreclosures and
                              REOs)).

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        8

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        The later of (i) the January 2005 Distribution Date and
                        (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                        Specified Enhancement
                        Percentage:

                        28.50%
                        Or
                        (13.50% + 0.75%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:         The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:    Please call Matt Whalen at (212) 834-5157, Paul Park at
                        (212) 834-5033, Chris Schiavone at (212) 834-5372, Fred
                        Hubert at (212) 834-5170, Jee Hong at (212) 834-5295,
                        Seleena Baijnauth at (212) 834-5219, Alan Chan at (212)
                        834-5936, or Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        9

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                                 SUMMARY REPORT
---------------------------------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                                             $315,878,386
 Aggregate Original Principal Balance                                                $317,388,175
 Number of Mortgage Loans                                                                   2,048
 Percentage Adjustable Rate Loans                                                           90.1%
 Percentage Fixed Rate Loans                                                                 9.9%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               MINIMUM                    MAXIMUM                    AVERAGE (1)
                                                               -------                    -------                    -----------
 Original Principal Balance                                    $14,000                   $500,000                       $154,975
 Outstanding Principal Balance                                 $13,976                   $497,353                       $154,237
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               MINIMUM                    MAXIMUM           WEIGHTED AVERAGE (2)
                                                               -------                    -------           --------------------
 Original Term (mos)                                               180                        360                            356
 Stated Remaining Term (mos)                                       158                        359                            350
 Expected Remaining Term (mos)                                     158                        359                            349
 Loan Age (mos)                                                      1                         23                              6
 Current Interest Rate                                          6.250%                    14.500%                         8.438%
 Initial Interest Rate Cap (3)                                  1.000%                     3.000%                         2.188%
 Periodic Rate Cap (3)                                          1.000%                     2.000%                         1.103%
 Gross Margin (3)                                               3.875%                     8.875%                         6.106%
 Maximum Mortgage Rate (3)                                     12.250%                    19.625%                        14.429%
 Minimum Mortgage Rate (3)                                      6.250%                    13.500%                         8.297%
 Months to Roll (3)                                                  4                         34                             19
 Original Loan-to-Value (4)                                     13.49%                    100.00%                         79.71%
 Credit Score (5)                                                  478                        799                            637
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                              EARLIEST                     LATEST
                                                              --------                     ------
 Origination Dates                                             12/1999                    09/2001
 Maturity Dates                                                02/2015                    11/2031
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------    ---------------------------------------------------------------
LIEN POSITION                PERCENT OF MORTGAGE LOANS            YEAR OF ORIGINATION                 PERCENT OF MORTGAGE LOANS
-------------                -------------------------            -------------------                 -------------------------
First Lien                                              99.8%     1999                                                       (6)
Second Lien                                              0.2%     2000                                                      3.6%
--------------------------------------------------------------    2001                                                     96.4%
                                                                  ---------------------------------------------------------------
--------------------------------------------------------------    ---------------------------------------------------------------
OCCUPANCY                    PERCENT OF MORTGAGE LOANS            LOAN PURPOSE                        PERCENT OF MORTGAGE LOANS
---------                    -------------------------            ------------                        -------------------------
Owner-occupied                                          97.4%     Purchase                                                 14.0%
Second Home                                              0.3%     Refinance - Rate/Term                                     9.7%
Investment                                               2.2%     Refinance - Cashout                                      76.2%
--------------------------------------------------------------    ---------------------------------------------------------------
--------------------------------------------------------------    ---------------------------------------------------------------
DOCUMENTATION                PERCENT OF MORTGAGE LOANS            PROPERTY TYPE                       PERCENT OF MORTGAGE LOANS
-------------                -------------------------            -------------                       -------------------------
Full Documentation                                      75.2%     Single Family Detached                                   83.5%
24 Month Bank Statement                                  2.7%     Two- to Four- family Dwelling  Unit                       3.3%
Reduced Documentation                                    5.8%     Planned Unit Development                                  8.7%
Stated Income                                           16.4%     Condominium                                               3.8%
--------------------------------------------------------------    Manufactured Housing                                      0.7%
                                                                  ---------------------------------------------------------------

-------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Loans only.

(4) With respect to the second lien loans, values are calculated using the combined loan-to-value ratio for such loans.

(5)   Minimum and Weighting only for loans with scores.

(6)   Percent of Mortgage Loans is less than 0.05%.
-------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        10

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                             CURRENT MORTGAGE RATES

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
6.000% to 6.499%                                 1                      $293,009                 0.1 %
6.500% to 6.999%                               436                    74,242,436                23.5
7.000% to 7.499%                               120                    23,308,261                 7.4
7.500% to 7.999%                               250                    52,615,655                16.7
8.000% to 8.499%                                95                    17,089,112                 5.4
8.500% to 8.999%                               288                    43,449,895                13.8
9.000% to 9.499%                               187                    24,523,318                 7.8
9.500% to 9.999%                               236                    30,872,143                 9.8
10.000% to 10.499%                             150                    19,344,076                 6.1
10.500% to 10.999%                             147                    17,331,104                 5.5
11.000% to 11.499%                              59                     6,408,217                 2.0
11.500% to 11.999%                              44                     4,420,552                 1.4
12.000% to 12.499%                               8                       542,980                 0.2
12.500% to 12.999%                              13                       752,785                 0.2
13.000% to 13.499%                               1                        22,347                 0.0
13.500% to 13.999%                              10                       484,338                 0.2
14.500% to 14.999%                               3                       178,158                 0.1
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

Mortgage Rates Range is from: 6.250% to 14.500%
Weighted Average is: 8.438%


                       REMAINING MONTHS TO STATED MATURITY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
157 to 168                                      13                      $838,370                 0.3 %
169 to 180                                      48                     3,675,211                 1.2
217 to 228                                       1                       146,466                 0.0
229 to 240                                      24                     3,225,487                 1.0
337 to 348                                      83                     9,660,310                 3.1
349 to 360                                   1,879                   298,332,543                94.4
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

Remaining Term Range is from (Months): 158 to 359
Weighted Average is (Months): 350


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        11

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
$100,000 or Less                               531                   $38,435,445                12.2 %
$100,001 to $150,000                           638                    78,870,737                25.0
$150,001 to $200,000                           412                    70,529,242                22.3
$200,001 to $250,000                           224                    49,751,879                15.8
$250,001 to $300,000                           113                    30,794,529                 9.7
$300,001 to $350,000                            64                    20,635,745                 6.5
$350,001 to $400,000                            39                    14,645,980                 4.6
$400,001 to $450,000                            13                     5,465,378                 1.7
$450,001 to $500,000                            14                     6,749,452                 2.1
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

Original Mortgage Loan Principal Balance Range is from: $14,000 to $500,000 Average is: $154,975


                              PRODUCT TYPE SUMMARY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
15 Year Fixed                                   18                    $1,653,869                 0.5 %
20 Year Fixed                                   25                     3,371,953                 1.1
30 Year Fixed                                  178                    23,291,622                 7.4
Balloon Loan                                    43                     2,859,711                 0.9
2/28 LIBOR Loan                              1,430                   241,454,545                76.4
3/27 LIBOR Loan                                354                    43,246,686                13.7
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        12

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                               STATE DISTRIBUTIONS

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
Arizona                                         58                    $5,992,941                 1.9 %
California                                     779                   155,350,337                49.2
Colorado                                       194                    27,643,299                 8.8
Connecticut                                     19                     2,108,845                 0.7
Delaware                                         3                       228,381                 0.1
District of Columbia                             4                       413,219                 0.1
Florida                                         49                     4,703,003                 1.5
Georgia                                          9                     1,281,189                 0.4
Hawaii                                           7                     2,126,435                 0.7
Idaho                                            2                       169,853                 0.1
Illinois                                       128                    16,302,484                 5.2
Indiana                                         23                     2,289,970                 0.7
Iowa                                             4                       206,081                 0.1
Kansas                                           4                       442,516                 0.1
Kentucky                                         4                       260,167                 0.1
Louisiana                                        8                     1,022,293                 0.3
Maryland                                        27                     4,001,222                 1.3
Massachusetts                                   35                     5,751,468                 1.8
Michigan                                        58                     5,979,840                 1.9
Minnesota                                      258                    31,947,155                10.1
Mississippi                                      1                        46,497                 0.0
Missouri                                        19                     1,785,503                 0.6
Nebraska                                         4                       737,799                 0.2
Nevada                                          14                     1,916,466                 0.6
New Hampshire                                    7                       697,257                 0.2
New Jersey                                      25                     4,482,734                 1.4
New Mexico                                       3                       381,830                 0.1
New York                                        26                     4,626,118                 1.5
North Carolina                                   5                       456,014                 0.1
Ohio                                            38                     3,891,742                 1.2
Oklahoma                                         9                       758,436                 0.2
Oregon                                          44                     5,203,880                 1.6
Pennsylvania                                    40                     3,308,790                 1.0
Rhode Island                                    11                     1,134,528                 0.4
South Carolina                                   1                        89,723                 0.0
Tennessee                                        3                       162,282                 0.1
Texas                                            8                       909,071                 0.3
Utah                                            31                     3,763,519                 1.2
Virginia                                        12                     1,028,174                 0.3
Washington                                      68                    11,624,271                 3.7
West Virginia                                    1                       252,390                 0.1
Wisconsin                                        1                       126,495                 0.0
Wyoming                                          4                       274,173                 0.1
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        13

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                              LOAN-TO-VALUE RATIOS

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
50.00% or Less                                  61                    $6,775,782                 2.1 %
50.01% to 55.00%                                29                     5,843,308                 1.8
55.01% to 60.00%                                55                     8,005,266                 2.5
60.01% to 65.00%                                63                     8,856,614                 2.8
65.01% to 70.00%                               137                    20,150,507                 6.4
70.01% to 75.00%                               202                    27,590,086                 8.7
75.01% to 80.00%                               545                    80,699,341                25.5
80.01% to 85.00%                               405                    67,265,833                21.3
85.01% to 90.00%                               512                    86,484,558                27.4
90.01% to 95.00%                                23                     3,452,904                 1.1
95.01% to 100.00%                               16                       754,188                 0.2
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

(1) With respect to the second lien loans, this table was calculated using the combined loan-to-value ratio for such loans.

Loan-to-Value Ratios Range is from: 13.49% to 100.00%
Weighted Average Loan-to-Value Ratio is: 79.71%
Weighted Average Combined Loan-to-Value Ratio for Second Lien Loans is: 99.52% Weighted Average Second Lien Ratio for the Second Lien Loans is: 23.81%


                              CREDIT GRADE SUMMARY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
A Star                                          47                    $7,723,003                 2.4 %
AO                                             819                   130,462,508                41.3
A-                                             627                   102,836,785                32.6
B                                              320                    43,072,511                13.6
B-                                              80                    11,664,906                 3.7
C                                              123                    15,816,106                 5.0
C-                                              32                     4,302,567                 1.4
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

                          PREPAYMENT PENALTIES SUMMARY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
None                                           287                   $50,982,082                16.1 %
12 Months                                       24                     4,293,634                 1.4
24 Months                                      202                    37,979,219                12.0
36 Months                                    1,341                   197,940,351                62.7
42 Months                                       71                     7,807,666                 2.5
60 Months                                      123                    16,875,434                 5.3
                                             -----                  ------------               -----
TOTAL:                                       2,048                  $315,878,386               100.0 %
                                             =====                  ============               =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 36 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        14

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                            MORTGAGE LOAN AGE SUMMARY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
MORTGAGE LOAN AGE (MONTHS)             MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
1                                                1                      $186,181                0.1 %
2                                              187                    30,511,034                9.7
3                                              256                    38,879,833               12.3
4                                               73                     7,737,107                2.4
5                                               75                     8,826,183                2.8
6                                              363                    58,281,323               18.5
7                                              405                    72,475,873               22.9
8                                              473                    76,528,990               24.2
9                                                7                       928,447                0.3
10                                             106                    10,419,475                3.3
11                                               5                       458,796                0.1
12                                               3                       366,205                0.1
13                                              15                     1,783,348                0.6
14                                               4                       478,858                0.2
15                                              12                     1,460,174                0.5
16                                              16                     2,018,645                0.6
17                                               6                       451,057                0.1
18                                              11                     1,165,167                0.4
19                                              13                     1,370,117                0.4
20                                              11                     1,014,764                0.3
21                                               3                       256,496                0.1
22                                               2                       138,360                0.0
23                                               1                       141,955                0.0
                                             -----                  ------------              -----
TOTAL:                                       2,048                  $315,878,386              100.0 %
                                             =====                  ============              =====

Weighted Average Age (Months) is: 6

                              CREDIT SCORE SUMMARY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
Not Scored                                       6                      $443,100                  0.1 %
478 to 500                                       2                       335,911                  0.1
501 to 550                                     185                    22,858,962                  7.2
551 to 600                                     376                    56,356,046                 17.8
601 to 650                                     596                    93,526,360                 29.6
651 to 700                                     642                   102,873,834                 32.6
701 to 750                                     191                    30,961,274                  9.8
751 to 799                                      50                    8,522,900                   2.7
                                             -----                  ------------                -----
TOTAL:                                       2,048                  $315,878,386                100.0 %
                                             =====                  ============                =====

Credit Score Range is from: 478 to 799
Weighted Average (scored loans only) is: 637

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        15

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

             MAXIMUM MORTGAGE RATES - FOR ADJUSTABLE RATE LOANS ONLY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
12.000% to 12.499%                               1                      $293,009                  0.1 %
12.500% to 12.999%                             433                    73,534,585                 25.8
13.000% to 13.499%                             117                    22,649,818                  8.0
13.500% to 13.999%                             241                    51,069,494                 17.9
14.000% to 14.499%                              76                    14,009,012                  4.9
14.500% to 14.999%                             183                    28,674,050                 10.1
15.000% to 15.499%                             104                    15,444,640                  5.4
15.500% to 15.999%                             184                    26,284,804                  9.2
16.000% to 16.499%                             156                    19,529,208                  6.9
16.500% to 16.999%                             141                    17,513,395                  6.2
17.000% to 17.499%                              63                     7,253,163                  2.5
17.500% to 17.999%                              51                     5,150,292                  1.8
18.000% to 18.499%                              16                     1,782,096                  0.6
18.500% to 18.999%                              16                     1,363,848                  0.5
19.500% to 19.999%                               2                       149,817                  0.1
                                             -----                  ------------                -----
TOTAL:                                       1,784                  $284,701,231                100.0 %
                                             =====                  ============                =====

Maximum Mortgage Rate Range is from: 12.250% to 19.625%
Weighted Average is: 14.429%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        16

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                   NEXT ADJUSTMENT DATE - FOR ADJUSTABLE RATE LOANS ONLY

                                         NUMBER OF              AGGREGATE PRINCIPAL          PERCENT OF
NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        MORTGAGE LOANS
April 2002                                       2                      $400,752                  0.1 %
May 2002                                         6                       787,848                  0.3
June 2002                                        4                       404,976                  0.1
July 2002                                        2                       157,623                  0.1
August 2002                                      5                       575,325                  0.2
September 2002                                   3                       412,479                  0.1
October 2002                                     2                       216,993                  0.1
November 2002                                    5                       946,608                  0.3
December 2002                                    1                        33,718                  0.0
January 2003                                    68                     6,215,124                  2.2
February 2003                                    2                       175,377                  0.1
March 2003                                       5                       599,196                  0.2
April 2003                                     360                    61,542,601                 21.6
May 2003                                       368                    67,693,306                 23.8
June 2003                                      284                    48,426,240                 17.0
July 2003                                        4                       589,218                  0.2
August 2003                                     20                     2,448,131                  0.9
September 2003                                 174                    28,437,865                 10.0
October 2003                                   144                    24,588,506                  8.6
November 2003                                    6                       618,669                  0.2
December 2003                                    2                       218,010                  0.1
January 2004                                    35                     3,933,188                  1.4
February 2004                                    4                       378,065                  0.1
March 2004                                       3                       485,251                  0.2
April 2004                                      44                     7,085,002                  2.5
May 2004                                        12                     1,316,558                  0.5
June 2004                                       45                     5,148,698                  1.8
July 2004                                       65                     7,554,934                  2.7
August 2004                                     47                     5,041,872                  1.8
September 2004                                  56                     7,345,703                  2.6
October 2004                                     6                       923,397                  0.3
                                             -----                  ------------                -----
TOTAL:                                       1,784                  $284,701,231                100.0 %
                                             =====                  ============                =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        17

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-C3

                    ASSUMED MORTGAGE LOAN CHARACTERISTICS

               FIXED RATE COLLATERAL - WITH NO PREPAYMENT PENALTY

                                                       ORIGINAL
                                                     AMORTIZATION
                                    ORIGINAL TERM        TERM         REMAINING TERM
CURRENT BALANCE    MORTGAGE RATE     (IN MONTHS)     (IN MONTHS)        (IN MONTHS)
---------------    -------------     -----------     -----------        -----------
 $331,874.18          10.214%            180             360                167
  $62,926.42          10.990%            180             180                161
 $178,525.65          8.875%             240             240                232
$1,858,857.33         10.056%            360             360                355

             ADJUSTABLE RATE COLLATERAL - WITH NO PREPAYMENT PENALTY

                                                                                                            NUMBER OF
                                                            INITIAL                                        MONTHS UNTIL
                           ORIGINAL     REMAINING            RATE                                  RATE     NEXT RATE
   CURRENT      MORTGAGE     TERM          TERM      GROSS  CHANGE   PERIODIC  MAXIMUM  MINIMUM   CHANGE    ADJUSTMENT
   BALANCE        RATE    (IN MONTHS)  (IN MONTHS)  MARGIN    CAP       CAP      RATE     RATE   FREQUENCY     DATE        INDEX
   -------        ----    -----------  -----------  ------    ---       ---      ----     ----   ---------     ----        -----
  $29,663.94     12.350%      360          341      7.300%  3.000%    1.000%   18.350%  12.350%      6          5       6 mo. LIBOR
$47,077,906.96   7.738%       360          353      5.971%  2.016%    1.004%   13.744%   7.738%      6          17      6 mo. LIBOR
$1,308,882.39    10.176%      360          354      6.984%  3.000%    1.837%   17.014%  10.176%      6          30      6 mo. LIBOR

                 FIXED RATE COLLATERAL - WITH PREPAYMENT PENALTY

                                                       ORIGINAL                        NUMBER OF MONTHS
                                                     AMORTIZATION                        TO PREPAYMENT
                                    ORIGINAL TERM        TERM        REMAINING TERM        PENALTY
CURRENT BALANCE    MORTGAGE RATE     (IN MONTHS)     (IN MONTHS)       (IN MONTHS)        EXPIRATION
---------------    -------------     -----------     -----------       -----------        ----------
$2,511,587.56        11.465%            180              360              171                32
$1,581,545.10         9.581%            180              180              175                40
$3,174,266.75         9.648%            240              240              234                44
$21,300,417.01        9.506%            360              360              354                45

              ADJUSTABLE RATE COLLATERAL - WITH PREPAYMENT PENALTY


                                                                   INITIAL
                                ORIGINAL     REMAINING              RATE
     CURRENT       MORTGAGE       TERM         TERM       GROSS    CHANGE   PERIODIC    MAXIMUM
     BALANCE         RATE     (IN MONTHS)   (IN MONTHS)   MARGIN     CAP       CAP        RATE
     -------         ----     -----------   -----------   ------     ---       ---        ----
  $3,863,328.31     10.688%       360           344       6.534%   2.690%    1.330%     17.062%
 $193,913,017.27    8.152%        360           354       6.097%   2.092%    1.029%     14.189%
 $37,807,201.14     9.422%        360           354       6.247%   2.816%    1.555%     16.152%

                                            NUMBER OF                     NUMBER OF
                                          MONTHS UNTIL                     MONTHS
                                  RATE      NEXT RATE                   TO PREPAYMENT
     CURRENT         MINIMUM     CHANGE    ADJUSTMENT                      PENALTY
     BALANCE          RATE     FREQUENCY      DATE          INDEX        EXPIRATION
     -------          ----     ---------      ----          -----        ----------
  $3,863,328.31      10.688%       6            8        6 mo. LIBOR         10
 $193,913,017.27     8.152%        6           18        6 mo. LIBOR         27
 $37,807,201.14      9.422%        6           30        6 mo. LIBOR         30

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        18

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

------------------------------------------  ------------------------------------------  ------------------------------------------
 PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS
    DATE      CAP (1) (2)   CAP STRESS (3)      DATE      CAP (1) (2)   CAP STRESS (3)      DATE      CAP (1) (2)   CAP STRESS (3)
 1/25/02            7.987            7.987   7/25/04            8.193           11.645   1/25/07            8.293           13.556
 2/25/02            7.990            7.990   8/25/04            8.198           11.648   2/25/07            8.300           13.561
 3/25/02            7.993            7.993   9/25/04            8.203           11.651   3/25/07            8.307           13.566
 4/25/02            7.996            7.996  10/25/04            8.208           11.655   4/25/07            8.314           13.570
 5/25/02            7.999            7.999  11/25/04            8.213           11.658   5/25/07            8.321           13.576
 6/25/02            8.002            8.002  12/25/04            8.218           11.810   6/25/07            8.328           13.581
 7/25/02            8.005            8.005   1/25/05            8.223           12.632   7/25/07            8.336           13.586
 8/25/02            8.008            8.008   2/25/05            8.190           12.577   8/25/07            8.344           13.592
 9/25/02            8.011            8.044   3/25/05            8.191           12.574   9/25/07            8.352           13.598
10/25/02            8.014            8.047   4/25/05            8.192           12.571  10/25/07            8.360           13.605
11/25/02            8.017            8.050   5/25/05            8.193           12.568  11/25/07            8.368           13.611
12/25/02            8.020            8.053   6/25/05            8.194           12.708  12/25/07            8.377           13.618
 1/25/03            8.023            8.057   7/25/05            8.195           13.413   1/25/08            8.385           13.625
 2/25/03            8.026            8.060   8/25/05            8.200           13.412   2/25/08            8.394           13.633
 3/25/03            8.030            8.080   9/25/05            8.204           13.414   3/25/08            8.403           13.641
 4/25/03            8.033            8.083  10/25/05            8.209           13.416   4/25/08            8.413           13.649
 5/25/03            8.037            8.087  11/25/05            8.214           13.418   5/25/08            8.422           13.657
 6/25/03            8.094            8.390  12/25/05            8.219           13.420   6/25/08            8.432           13.666
 7/25/03            8.144            9.677   1/25/06            8.224           13.517   7/25/08            8.443           13.675
 8/25/03            8.148            9.679   2/25/06            8.229           13.520   8/25/08            8.453           13.684
 9/25/03            8.151            9.699   3/25/06            8.234           13.522   9/25/08            8.464           13.694
10/25/03            8.155            9.702   4/25/06            8.239           13.525  10/25/08            8.475           13.704
11/25/03            8.159            9.705   5/25/06            8.245           13.528  11/25/08            8.486           13.715
12/25/03            8.163            9.857   6/25/06            8.250           13.531  12/25/08            8.497           13.726
 1/25/04            8.167           10.489   7/25/06            8.256           13.534   1/25/09            8.509           13.737
 2/25/04            8.171           10.492   8/25/06            8.262           13.537   2/25/09            8.521           13.749
 3/25/04            8.175           10.508   9/25/06            8.268           13.541   3/25/09            8.534           13.761
 4/25/04            8.180           10.511  10/25/06            8.274           13.544   4/25/09            8.547           13.774
 5/25/04            8.184           10.515  11/25/06            8.280           13.548   5/25/09            8.560           13.787
 6/25/04            8.189           10.666  12/25/06            8.287           13.552
------------------------------------------  ------------------------------------------  ------------------------------------------

(1) Available Funds Cap = 12 * (Total scheduled interest due on the Mortgage Loans based on the Mortgage Rates in effect on the related Due Date less the Servicing Fee) / (Aggregate Certificate Principal Balance of the Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 2.08% and 2.13%, respectively.

(3) Assumes 6 month LIBOR remains greater than 20.00% for the Available Funds Cap Stress.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        19

                       DISCOUNT MARGIN TABLE (TO 10% CALL)


                                     CLASS A

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         35.000         35.000           35.000           35.000         35.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           19.11           3.32             2.60             1.49           0.96
--------------------------------------------------------------------------------------------------
     FIRST PAY           1/02           1/02             1/02             1/02           1/02
--------------------------------------------------------------------------------------------------
     LAST PAY           4/30C           4/11C           5/09C            7/06C           8/04
--------------------------------------------------------------------------------------------------

                                    CLASS M-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         95.000         95.000           95.000           95.000         95.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.05           6.13             4.99             4.17           2.98
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             3/05             8/05           8/04
--------------------------------------------------------------------------------------------------
     LAST PAY           4/30C           4/11C           5/09C            7/06C          2/05C
--------------------------------------------------------------------------------------------------

                                    CLASS M-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        140.000         140.000         140.000          140.000        140.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.05           6.13             4.95             3.79           3.19
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             2/05             4/05           2/05
--------------------------------------------------------------------------------------------------
     LAST PAY           4/30C           4/11C           5/09C            7/06C          2/05C
--------------------------------------------------------------------------------------------------

                                     CLASS B

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        210.000         210.000         210.000          210.000        210.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.90           5.84             4.70             3.49           3.18
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             1/05             1/05           1/05
--------------------------------------------------------------------------------------------------
     LAST PAY           4/30C           4/11C           5/09C            7/06C          2/05C
--------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        20

                       DISCOUNT MARGIN TABLE (TO MATURITY)


                                     CLASS A

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         35.059         37.300           37.452           37.932         35.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           19.16           3.62             2.84             1.65           0.96
--------------------------------------------------------------------------------------------------
     FIRST PAY           1/02           1/02             1/02             1/02           1/02
--------------------------------------------------------------------------------------------------
     LAST PAY            6/31           5/22             7/18             8/12           8/04
--------------------------------------------------------------------------------------------------

                                    CLASS M-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         95.128         98.399           98.488           97.993        106.093
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.17           6.74             5.47             4.48           3.98
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             3/05             8/05           8/04
--------------------------------------------------------------------------------------------------
     LAST PAY            4/31           12/17           10/14             1/10           4/09
--------------------------------------------------------------------------------------------------

                                    CLASS M-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        140.154         143.898         143.972          143.712        155.909
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.16           6.60             5.32             4.03           4.21
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             2/05             4/05           7/05
--------------------------------------------------------------------------------------------------
     LAST PAY            2/31           2/16             3/13             1/09          11/06
--------------------------------------------------------------------------------------------------

                                     CLASS B

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        210.053         211.317         211.289          211.286        215.099
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.92           5.94             4.77             3.54           3.36
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/23           1/05             1/05             1/05           1/05
--------------------------------------------------------------------------------------------------
     LAST PAY           10/30           6/13             1/11             8/07          10/05
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        21